UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 24, 2006
(Date of report; date of
earliest event reported)
Commission file number: 1-3754
GENERAL MOTORS ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
General Motors Acceptance Corporation (GMAC) is furnishing the Investor Presentation made by Sanjiv Khattri, Executive Vice President and Chief Financial Officer, GMAC, as Exhibit 99.1 to this report, which is incorporated by reference herein.
GMAC is participating in an investor luncheon on April 24, 2006 in Frankfurt, Germany. In addition, GMAC will participate in the American Financial Services Association’s 6th Annual Conference for European Fixed Income Investors on April 26, 2006, in Amsterdam, The Netherlands. The materials furnished as Exhibit 99.1 will be used in each session.
Mr. Khattri’s materials are also available at http://investor.gm.com in Calendar/Events in the Recent Events section.
Item 9.01 Financial Statements and Exhibits

Exhibit	Description

99.1	Investor Presentation
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS ACCEPTANCE CORPORATION
(Registrant)

Dated: April 24, 2006	/s/ Sanjiv Khattri

Sanjiv Khattri
Executive Vice President, Chief Financial Officer and Director

Dated: April 24, 2006	/s/ Linda K. Zukauckas

Linda K. Zukauckas
Vice President and Corporate Controller

Exhibit Index

Exhibit No.	Description
99.1	Investor Presentation